ARONSON FETRIDGE & WEIGLE
                               700 King Farm Blvd.
                            Rockville, Maryland 20850
                               301-231-6200 Phone
                             301-231-7630 Facsimile


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of the Bauer Partnership, Inc. and Subsidiaries on Form S-8 of our report dated March 9, 2001, appearing in Form 10-KSB of Finders Keepers, Inc. for the year ended December 31, 2000.



                                         /s/ Stark, Tinter, & Associates, LLC
                                         Stark, Tinter, & Associates, LLC




September ___, 2001
Denver, Colorado